Notes Receivable	12 Months Ended
Dec. 31, 2024
Angel Studios, Inc. CIK: 0001671941
Notes Receivable
4.	Notes Receivable

On March 1, 2021, the Company entered into an agreement to sell substantially all the assets and liabilities of the Company’s content filtering service. As part of this transaction, the Company paid cash to the buyer to provide liquidity to the business and the buyer entered into a note with the Company and is required to pay $9.9 million over fourteen years, or $7.8 million if paid within five years. If the buyer defaults under any of its obligations under the agreement, they will be required to transfer and assign all assets and liabilities back to the Company for no consideration. As of December 31, 2024, and 2023, the outstanding balance on the consolidated balance sheets is $4.5 million and $4.7 million, respectively.

In addition to the notes receivable from the sale of the filtering business, the Company enters into various notes receivables with filmmakers (the “Filmmaker Notes Receivable”) for marketing and other purposes. The terms of these agreements are generally less than one year and non-interest bearing. The total amount of Filmmaker Notes Receivable as of December 31, 2024 and 2023 was $0.5 million, respectively, which is included in current portion of notes receivable, on the consolidated balance sheets.